SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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                         DATE OF REPORT: AUGUST 16, 2005
                        (Date of earliest event reported)

                            INCENTRA SOLUTIONS, INC.
             (Exact name of Registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)


                333-16031                                86-0793960
         (Commission File No.)                        (I.R.S. Employer
                                                     Identification No.)


                                1140 PEARL STREET
                             BOULDER, COLORADO 80302
               (Address of principal executive offices; zip code)

                                 (303) 440-7930
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

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                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         At 11:30 a.m. New York City time, on August 16, 2005, the registrant hosted an investor conference call, broadcast live on the Internet at the registrant's website, to discuss its results of operations for the three months ended June 30, 2005. A transcript of the conference call is attached hereto as
Exhibit 99.1 and incorporated by reference herein.

                            SECTION 7 - REGULATION FD

ITEM 7.01.        REGULATION FD DISCLOSURE.

         The description of the registrant's investor conference call in Item
2.02 above is incorporated herein by reference.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     Number         Documents
     ------         ---------

     99.1           Transcript of August 16, 2005 conference call.

     99.2           Press Release, dated August 16, 2005.

         The information included in this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                  EXHIBIT INDEX

     Number         Documents
     ------         ---------

     99.1           Transcript of August 16, 2005 conference call.

     99.2           Press Release, dated August 16, 2005.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INCENTRA SOLUTIONS, INC.



Date:  August 17, 2005                       By: /s/ THOMAS P. SWEENEY
                                                 ---------------------
                                                 Thomas P. Sweeney III
                                                 Chief Executive Officer